Exhibit 10.55.10

Property: Meadow Lodge

Loan No.: 4000029618

ASSUMPTION OF

OBLIGATIONS OF GUARANTOR

This ASSUMPTION OF OBLIGATIONS OF GUARANTOR (this “Agreement”) is made and entered into as of September 29, 2003, by and among HEALTH CARE REIT, INC., a Delaware corporation (the “Assuming Guarantor”), EMERITUS CORPORATION, a Washington corporation (the “Original Guarantor”), and JPMORGAN CHASE BANK (FORMERLY KNOWN AS THE CHASE MANHATTAN BANK), TRUSTEE FOR THE REGISTERED CERTIFICATE HOLDERS OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-PS4 (the “Lender”).

Recitals

A.    Emeritus Properties IX, LLC, a Washington limited liability company (the “Original Borrower” or “Operating Lessee”), is indebted to the Lender with respect to a loan (the “Loan”) in the original principal amount of TEN MILLION THREE HUNDRED NINETY-FIVE THOUSAND AND NO/100 DOLLARS ($10,395,000.00).

B.    The Loan is evidenced by that certain Fixed Rate Note dated September 29, 1999 (the “Note”), made by the Original Borrower, in the original principal amount of $10,395,000.00, payable to the order of AMRESCO Capital, L.P. (the “Original Lender”).

C.    The Note is secured by, inter alia, that certain Mortgage and Security Agreement dated of even date with the Note (the “Mortgage”), executed by the Original Borrower to the Original Lender, which Mortgage was recorded in Deed Book 10436, Page 268 in the Registry of Deeds of Middlesex County, Massachusetts (the “Records”), and by that certain Assignment of Leases and Rents dated of even date with the Note (the “Assignment of Rents”) recorded in Deed Book 10437, Page 1 in the Records. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Mortgage.

D.    The Note, the Mortgage, the Assignment of Rents, the Guaranty (hereinafter defined) and that certain Environmental Liabilities Agreement dated of even date with the Note and executed by Original Borrower in favor of Lender (the “Environmental Indemnity”), together with any other instruments, certificates, assignments, opinions, and other documents and instruments of writing evidencing, guaranteeing, securing or pertaining to the Loan, are sometimes hereinafter collectively referred to as the “Loan Documents.”

E.    In connection with the execution and delivery of the Loan Documents, the Original Guarantor represented to the Original Lender that it was an affiliate of the Original Borrower and that it would derive substantial economic benefit from the Original Lender making the Loan to the Original Borrower, and, as the Original Guarantor, it undertook certain obligations and agreements and assumed certain liabilities under, pursuant to, and in accordance

[SB043500.194]

with the Loan Documents, including those set forth in that certain Guaranty dated of even date with the Note (the “Guaranty”), by the Original Guarantor in favor of the Original Lender.

F.    The Original Guarantor, by its execution hereof, hereby acknowledges, ratifies and re-affirms its obligation to pay and perform each and all of the obligations, agreements and liabilities of Guarantor under, pursuant to, and in accordance with the Guaranty as fully and completely as if it were re-executing and re-delivering the Guaranty as of the date of this Agreement. Original Guarantor acknowledges and agrees that notwithstanding the assumption of Original Guarantor’s obligations under the Guaranty by New Guarantor as set forth in this Agreement, Original Guarantor is in no way released from Original Guarantor’s obligations as set forth in the Guaranty whether now existing or hereafter arising, but is and shall continue to be firmly bound to pay and perform all indebtedness and obligations as required by the terms of the Guaranty, until payment in full of all indebtedness secured by the Mortgage. The obligations of Original Guarantor and New Guarantor shall be joint and several.

G.    Lender is the current holder of all of the Original Lender’s interest in the Loan and Loan Documents.

H.    Original Borrower has agreed to sell and HCRI Drum Hill Properties, LLC, a Delaware limited liability company (the “New Borrower”) has agreed to purchase, that certain real property more particularly described on Exhibit A attached to the Mortgage, together with all other property encumbered by the Mortgage or the other Loan Documents except as set forth below (collectively, the “Property”). Notwithstanding the foregoing, the parties recognize and agree that Original Borrower is not transferring to New Borrower any of the following: (a) licenses, permits, certificates, approvals and other intangible personal property of every kind and nature whatsoever owned by Original Borrower as of the date hereof and related to the operation of the Assisted Living Facility, (b) cash (on hand or in banks) and accounts, notes, interest and other receivables arising from the operation of the Assisted Living Facility prior to the date hereof or hereafter accruing, (c) all inventories of every kind and nature whatsoever (specifically including, but not limited to, all pharmacy supplies, medical supplies, office supplies and foodstuffs) owned by Original Borrower as of the date hereof and relating to the Assisted Living Facility, (d) all rights to the telephone numbers of the Assisted Living Facility and its sequential numbers, and (e) medical records, administrative records, manuals, and other books and records relating directly to the operation of the Assisted Living Facility. The parties further recognize and agree that any such items of excluded property shall continue to be owned by Original Borrower who, as Operating Lessee, will lease the Assisted Living Facility back from New Borrower, that such items are pledged as collateral to secure Operating Lessee’s obligations under the Operating Lease (hereinafter defined) for the benefit of New Borrower and, in turn, also for the benefit of Lender under the Assignment of Rents.

I.    Simultaneously with the transfer and assumption, Original Borrower and New Borrower will enter into a Lease Agreement (the “Operating Lease”) whereby Original Borrower (herein “Operating Lessee” in such context) will lease the Property back from New Borrower and, in addition to seeking Lender’s consent to the transfer and assumption, Original Borrower and New Borrower have requested Lender’s consent to New Borrower’s lease of the Property to Original Borrower as Operating Lessee pursuant to the Operating Lease.

[SB043500.194]

J.    The Original Borrower and the New Borrower have requested that the Lender consent to the transfer and the lease, subject to the Mortgage, the Assignment of Rents and the other Loan Documents, and subject to the assumption by the New Borrower of the Loan and the obligations of the Original Borrower under the Loan Documents (collectively hereinafter, the “Transfer and Assumption”). The Lender has required, among other things, as a condition of its consent to the Transfer and Assumption, that the Assuming Guarantor, effective from and after the date hereof, become obligated and responsible for the performance of each and all of the obligations and agreements of the Original Guarantor under the Guaranty, and that the Assuming Guarantor, effective from and after the date hereof, become liable and responsible for each and all of the liabilities of the Original Guarantor thereunder, as fully and completely as if the Assuming Guarantor had originally executed and delivered the Guaranty. In addition, the Lender has required, as a condition of its consent to the Transfer and Assumption, that the New Borrower, in accordance with the terms and conditions of an Assumption Agreement (herein so called) dated of even date herewith, effective from and after the date hereof, become obligated and responsible for the performance of each and all of the obligations and agreements of the Original Borrower under the Loan Documents including those under the Environmental Indemnity, and that the New Borrower, effective from and after the date hereof, become liable and responsible for each and all of the liabilities of the Original Borrower thereunder, as fully and completely as if the New Borrower had originally executed and delivered the Environmental Indemnity.

K.    The Lender, the Original Guarantor and the Assuming Guarantor, by their respective executions hereof, evidence their consent to the assumption, effective from and after the date hereof, by the Assuming Guarantor of each and all of the obligations, agreements and liabilities of the Original Guarantor under the Guaranty upon the terms and conditions hereinafter set forth.

Statement of Agreement

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Incorporation of Recitals. The foregoing recitals are incorporated herein by this reference as if fully set forth at this point in the text of this Agreement.

2.    Acknowledgment and Agreement of Assuming Guarantor. The Assuming Guarantor hereby represents and warrants to the Lender that it is an affiliate of the New Borrower and that it will derive substantial economic benefit from the Lender’s agreement to consent to the Transfer and Assumption. The Assuming Guarantor hereby acknowledges and agrees that the Assuming Guarantor has executed this Agreement and agreed to be bound by the covenants and agreements set forth herein in order to induce the Lender to consent to the Transfer and Assumption. Accordingly, the Assuming Guarantor acknowledges that the Lender would not consent to the Transfer and Assumption without the execution and delivery by the Assuming Guarantor of this Agreement. The Assuming Guarantor intentionally and unconditionally enters into the covenants and agreements set forth herein and understands that, in

[SB043500.194]

reliance upon and in consideration of such covenants and agreements, the Lender has consented to the Transfer and Assumption and would not have otherwise done so but for such reliance.

3.    Joint and Several Liability. With respect to the obligations, covenants, representations, warranties and other agreements under the Environmental Indemnity, the liability of Assuming Guarantor arising pursuant to the Guaranty shall be joint and several with that of the Original Guarantor, New Borrower, and Original Borrower; provided, however, that the parties recognize and agree that under the terms of the Assumption Agreement, Original Borrower remains liable for matters under the Environmental Indemnity only to the extent that such matters arose or accrued prior to the date of this Agreement.

4.    Transfer Fee and Other Fee. The effectiveness and validity of this Agreement, and the consent of the Lender to the Transfer and Assumption, is expressly conditioned upon the Lender’s receipt, in accordance with the provisions of the Loan Documents of the non-refundable application fee, the transfer or assumption fee and any and all other fees, payments or reimbursements payable to the Lender in connection with the transactions set forth herein.

5.    Assumption of Obligations, Agreements and Liabilities of the Original Guarantor. From and after the date of this Agreement, the Assuming Guarantor shall be obligated and responsible for the performance of each and all of the obligations and agreements of Original Guarantor under the Guaranty, and the Assuming Guarantor shall be liable and responsible for each and all of the liabilities of Original Guarantor thereunder, as fully and completely as if the Assuming Guarantor had originally executed and delivered the Guaranty.

6.    Notice to Guarantor. The Lender shall, from and after the date of this Agreement, deliver any notices under the Guaranty to the Original Guarantor as set forth in the Guaranty and to the Assuming Guarantor at the address set forth at the foot of this Agreement.

7.    Waiver by Lender. Nothing contained herein shall be deemed a waiver of any of the Lender’s rights or remedies under any loan agreement, the Note, the Mortgage, the Assignment of Rents or any of the other Loan Documents.

8.    Relationship with Loan Documents. To the extent that this Agreement is inconsistent with the Loan Documents, this Agreement will control and the Loan Documents will be deemed to be amended hereby. Except as amended hereby and under the Assumption Agreement, the Loan Documents shall remain unchanged and in full force and effect.

9.    Captions. The headings to the sections of this Agreement have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

10.    Partial Invalidity. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully-severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement.

11.    Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof (it being hereby acknowledged and agreed

[SB043500.194]

that this Agreement is not intended to address or otherwise relate to the liability or obligations of the New Borrower under any of the Loan Documents, except as expressly set forth herein in connection with, and with regard to the parties’ joint and several liability under the Environmental Indemnity). This Agreement shall not be amended unless such amendment is in writing and executed by each of the parties. This Agreement supersedes all prior negotiations regarding the subject matter hereof.

12.    Binding Effect. This Agreement and the documents contemplated to be executed in connection herewith shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the foregoing provisions of this Section shall not be deemed to be a consent by the Lender to any further sale, conveyance, assignment or transfer of the Property by the New Borrower.

13.    Multiple Counterparts. This Agreement may be executed in multiple counterparts, each of which will be an original, but all of which, when taken together, will constitute one and the same Agreement.

14.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE LAWS OF CONFLICT) OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. ASSUMING GUARANTOR AND ORIGINAL GUARANTOR HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF TEXAS IN CONNECTION WITH ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE GUARANTY OR ENVIRONMENTAL INDEMNITY.

15.    Effective Date. This Agreement shall be effective as of the date of its execution by the parties hereto and thereupon is incorporated into the terms of the Loan Documents.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SB043500.194]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal to be effective as of the date first aforesaid.

Address of Assuming Guarantor: One SeaGate Suite 1500 Toledo, Ohio 43604 With a copy to: Diane Davis, Esq. Shumaker, Loop & Kendrick, LLP 1000 Jackson Street Toledo, OH 43624	ASSUMING GUARANTOR: HEALTH CARE REIT, INC., a Delaware corporation By: /s/ Erin C. Ibele Name: Erin C. Ibele Title: Vice President and Corporate Secretary

Signature Page [SB043500.194]

Address of Original Guarantor:

3131 Elliott Avenue, Suite 500

Seattle, WA 98121

Attn: Raymond R. Bandstrom,

Chief Financial Officer

With a copy to:

The Nathanson Group, PLLC

1520 Fourth Avenue, Sixth Floor

Seattle, WA 98101

Attn: Randi S. Nathanson
ORIGINAL GUARANTOR: EMERITUS CORPORATION, a Washington corporation By: /s/ William M. Shorten Name: William M. Shorten Title: Dir of R/E Finance

Signature Page [SB043500.194]

Address of Lender: c/o GMAC Commercial Mortgage Corporation 245 Peachtree Center Ave., N.E. Suite 1800 Atlanta, GA 30303-1231 Attn.: Portfolio Manger-CSFBMSC Series 2000-PS4

LENDER:

JPMORGAN CHASE BANK, TRUSTEE FOR THE REGISTERED CERTIFICATE HOLDERS OF CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-PS4

By:    GMAC Commercial Mortgage     Corporation, a California corporation

Its:    Sub-Special Servicer

By:    /s/ Michael O’Hanlon

Michael O’Hanlon, Vice President

Signature Page [SB043500.194]

STATE OF    OHIO        §
§
COUNTY OF    LUCAS    §

On this 18 day of September, 2003, before me appeared    Erin C. Ibele        , to me personally known, who, being by me duly sworn did say that he/she is the     VICE PRESIDENT AND CORPORATE SECRETARY of HEALTH CARE REIT, INC., a Delaware corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors and    Erin C. Ibele         acknowledged said instrument to be the free act and deed of said corporation.
[SEAL] RITA J. ROGGE Notary Public, State of Ohio Commission Expires 8/26/05	/s/ Rita J. Rogge Notary Public Printed/Typed Name of Notary
[AFFIX NOTARY SEAL]	My Commission Expires:

Acknowledgment Page [SB043500.194]

STATE OF    WASHINGTON    §
§
COUNTY OF    KING            §

On this ___ day of September, 2003, before me appeared    William M. Shorten to me personally known, who, being by me duly sworn did say that he/she is the     DIR OF R/E/ FINANCE    of EMERITUS CORPORATION, a Washington corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors and                    acknowledged said instrument to be the free act and deed of said corporation.
[SEAL] SANDRA R. KLATT Notary Public, State of Washington Commission Expires 6/29/06	/s/ Sandra R. Klatt Notary Public Sandra R. Klatt Printed/Typed Name of Notary
[AFFIX NOTARY SEAL]	My Commission Expires: 6-29-06

Acknowledgment Page [SB043500.194]

STATE OF TEXAS        §
§
COUNTY OF DALLAS    §

On this 16 day of September, 2003, before me appeared Michael O’Hanlon, to me personally known, who, being by me duly sworn did say that he is the vice president of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, Sub-Special Servicer of JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Trustee for the Registered Certificate Holders of Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2000-PS4, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors and Michael O’Hanlon acknowledged said instrument to be the free act and deed of said corporation and Trustee.
[SEAL] MARY F. MILLER Notary Public, State of Texas Commission Expires 02-04-05	/s/ Mary F. Miller Notary Public Mary F. Miller Printed/Typed Name of Notary
[AFFIX NOTARY SEAL]	My Commission Expires: 02-04-05

Acknowledgment Page [SB043500.194]